FINANCIAL INVESTORS TRUST

SUPPLEMENT DATED JANUARY 31, 2017

TO THE PROSPECTUS FOR REDMONT RESOLUTE FUND

DATED AUGUST 31, 2016

The Board of Trustees of Financial Investors Trust (the “Board”) has approved Chatham Asset Management, LLC (“Chatham”) as a sub-adviser to the Redmont Resolute Fund (the “Fund”), effective January 31, 2017 (the “Effective Date”). As of the Effective Date, a portion of the Fund's assets may be allocated to Chatham.

The following information supplements and supersedes any contrary information contained in the sub-section of the Fund’s prospectus entitled “Summary Section – Principal Investment Strategies – Sub-Advisers.”

Each Sub-Adviser is responsible for the day-to-day management of its allocated portion of Fund assets. The Adviser has ultimate responsibility, subject to the oversight of the Board of Trustees of the Fund, to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement. The Adviser may hire and terminate Sub-Advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the SEC, under which the Adviser is permitted, subject to supervision and approval of the Board of Trustees, to enter into and materially amend sub-advisory agreements without shareholder approval. Currently, the Adviser has entered into separate sub-advisory agreements with Robeco Investment Management, Inc. (“RIM”), PineBridge Investments LLC (“PineBridge”), Incline Global Management, LLC (“Incline Global”) and Chatham Asset Management, LLC (“Chatham”) for the Fund.

The following information supplements and supersedes any contrary information contained in the section of the Fund’s prospectus entitled “Summary Section - Investment Adviser.”

Highland Associates, Inc. (the “Adviser”) is the investment adviser to the Fund.

As of the date of this Prospectus, Robeco Investment Management, Inc., PineBridge Investments LLC, Incline Global Management, LLC and Chatham Asset Management, LLC serve as sub-advisers to the Fund.

The following information is inserted after the last paragraph of information contained in the section of the Fund’s prospectus entitled “Summary Section – Portfolio Managers.”

Chatham Asset Management, LLC

Anthony Melchiorre, Managing Member and Portfolio Manager of Chatham. Mr. Melchiorre founded Chatham in 2003 and has served as a portfolio manager to the Fund since January 2017.

The following information supplements and supersedes any contrary information contained in the section of the Fund’s prospectus entitled “Investment Objective and Principal Strategies – Sub-Advisers.”

Each Sub-Adviser is responsible for the day-to-day management of its allocated portion of Fund assets. The Adviser has ultimate responsibility, subject to the oversight of the Board of Trustees of the Fund, to oversee the Sub- Advisers, and to recommend their hiring, termination and replacement. The Adviser may hire and terminate Sub- Advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the SEC, under which the Adviser is permitted, subject to supervision and approval of the Board of Trustees, to enter into and materially amend sub-advisory agreements without shareholder approval. The Adviser will furnish shareholders of the Fund with information regarding a new Sub-Adviser  within  90 days of the hiring of the new Sub-Adviser. Currently, the Adviser has entered into sub-advisory agreements with Robeco Investment Management, Inc. (“RIM”), PineBridge Investments LLC (“PineBridge”), Incline Global Management, LLC (“Incline Global”) and Chatham Asset Management, LLC (“Chatham”) for the Fund.

The following information is inserted after the last paragraph of the information contained in the section of the Fund’s prospectus entitled “Management.”

Chatham Asset Management, LLC (“Chatham”), 26 Main Street, Suite 204 Chatham, New Jersey 07928, is an independent investment advisor formed in 2003 and is majority owned by Anthony Melchiorre.

The following information is inserted immediately before the last paragraph of the information contained in the section of the Fund’s prospectus entitled “Portfolio Managers.”

The person listed below has served as portfolio manager of the Fund on behalf of the applicable Sub-Adviser since January 31, 2017.

Chatham

Portfolio Manager	Past 5 Years’ Experience
Anthony R. Melchiorre

Lead Portfolio Manager of the Fund. Mr. Melchiorre co-founded Chatham in April 2003 and became sole Managing Member of Chatham in January 2006.  Prior to co-founding Chatham, Mr. Melchiorre was a Managing Director and Head of Global High Yield Trading at Morgan Stanley from 1998 to 2002.

For more information, please contact the Fund at (855) 268-2242.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

FINANCIAL INVESTORS TRUST

SUPPLEMENT DATED JANUARY 31, 2017 TO THE STATEMENT OF ADDITIONAL INFORMATION FOR REDMONT RESOLUTE FUND DATED AUGUST 31, 2016

The Board of Trustees of Financial Investors Trust (the “Board”) has approved Chatham Asset Management, LLC (“Chatham”) as a sub-adviser to the Redmont Resolute Fund (the “Fund”), effective January 31, 2017 (the “Effective Date”). As of the Effective Date, a portion of each Fund's assets may be allocated to Chatham.

The following information is added to the list of entities that may receive Portfolio Holdings data that is contained in the “Disclosure of Portfolio Holdings” section of the SAI:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided
Chatham Asset Management, LLC	Daily	None	Daily	Daily

The following information replaces the entire sixth paragraph of the section of the Funds’ SAI entitled “Investment Adviser.”

Currently, the Adviser has entered into Sub-Advisory Agreements with Robeco Investment Management, Inc. (“RIM”), PineBridge Investments LLC (“PineBridge”), Incline Global Management, LLC (“Incline Global”) and Chatham Asset Management, LLC (“Chatham”). As of the date of this SAI, a portion of the Fund’s assets have been allocated to RIM, PineBridge, Incline Global and Chatham. The initial term of each Sub-Advisory Agreement is two years. The Board may extend each Sub-Advisory Agreement for additional one-year terms. The Board, the shareholders of the Fund by the vote of a majority of the voting securities of the Fund, the Adviser or the applicable Sub-Adviser may terminate each Sub-Advisory Agreement upon sixty (60) calendar days’ notice. A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement between the Adviser and PineBridge and the Sub-Advisory Agreement between the Adviser and RIM is available in the Fund’s semi-annual report for the period ended April 30, 2016. A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement between the Adviser and Incline Global is available in the Fund’s semi-annual report for the period ended October 30, 2016.  A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement between the Adviser and Chatham will be available in the Fund’s annual report for the period ending April 30, 2017.

The following information is added to the “Other Accounts Managed by Portfolio Managers” table under “Portfolio Managers” section of the Funds’ SAI:

Portfolio Manager(s)	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts
	Number	Total Assets	Number	Total Assets	Number	Total Assets
Anthony Melchiorre	4	$437.0mm	4	$1,865mm	4	$429.4mm

The following information is inserted after the last paragraph of the section of the Funds’ SAI entitled “Portfolio Managers – Portfolio Managers Compensation.”

Chatham Asset Management, LLC

Portfolio Manager Compensation is derived from a combination of management fees earned on assets under management and fees earned based on the performance of certain funds managed.

The following information is added to the “Ownership of Securities” table under “Portfolio Managers” section of the Funds’ SAI:

Portfolio Manager(s)	Dollar Range of Ownership of Securities
Anthony Melchiorre	None

The following information is added to the end of the “APPENDIX B - Proxy Voting Policy, Procedures and Guidelines” section of the SAI.

CHATHAM ASSET MANAGEMENT POLICIES AND PROCEDURES

PROXY VOTING AND CLASS ACTIONS

 Law

In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The Federal Securities Laws do not specifically address how an adviser must exercise its proxy voting authority for its clients.  Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting.  The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•

Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests.   Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

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Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

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Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described  in the Recordkeeping section of this Manual.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions.  However, many investment advisers adopt policies and procedures regarding class actions.

Policy

The Chatham Asset Management, LLC (the “Firm”) believes that proxy voting is a low risk area because the Firm manages portfolios which consist of debt or loans.

Conflicts of Interest.   The Firm must act as a fiduciary when voting proxies on behalf of its Clients.   In that regard, the Firm will seek to avoid possible conflict of interest in connection with proxy voting.   However, because the Firm primarily trades debt rather than individual stocks, the likelihood of there being any conflicts between the Firm's interests and that of its Clients is remote.

Disclosure of Policies and Procedures. The Firm includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV. The Firm will also provide a summary of these policies and procedures to any Client upon request.  In addition, the Firm will inform its Clients how they can obtain further proxy voting information about their own proxies.

Disclosure of Voting Record.  Upon a request from an Investor, the Firm will furnish to such Investor its proxy voting record with respect to the Fund’s securities.

As a matter of policy, the Firm does not disclose how it expects to vote on upcoming proxies. Additionally, the Firm does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

ERISA  Considerations.    ERISA  prohibits  fiduciaries  from  acting  on  behalf  of  a  plan  in situations in which the fiduciary is subject to a conflict of interest.  Thus, if the Firm determines that it has a conflict of interest with respect to the voting of proxies, the Firm must either seek the Client’s informed direction or retain an independent person to direct the Firm how to vote the proxy in the best interests of the ERISA account.

Procedures

Proxy Voting.

For securities other than bank loans:  The operations team receives notifications of any proxy voting from the prime broker (either by email notification or the prime broker's web site).  The information to be voted on is relayed to the portfolio managers and the appropriate sector analyst.  The back office will be instructed how to vote and will communicate those instructions to the prime broker via their web site.

For bank loans:   The Firm has notified all of its trading counterparties that it would like to remain on the public side for loan information.  Accordingly, to ensure that an adequate "Chinese Wall" is in place, the operations team receives notices of any proposed amendments for bank loans and will respond to the amendment.

Voting Decisions.  The portfolio managers and analysts have responsibility for reviewing proxy materials and corporate actions and deciding how to vote on each issue or initiative for the securities traded.

The Firm has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

•

Absent specific Client instructions,  the  operations  teams  votes  Client  proxies according to recommendations made by portfolio managers and analysts. Any other deviations from these recommendations must be approved in writing by the COO/CCO.

•

The Firm will typically vote in accordance with the recommendation of the issuer's management for routine matters. Routine matters are typically proposed by the management, directors, general partners, managing members or trustees (collectively, the “Issuer’s Management") of an issuer or company and meet the following criteria: (i) they do not measurably change the structure, management, control, or operation of the company; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.

•

For non-routine matters, the Firm's portfolio managers and analysts will review proxy proposals on a case-by-case basis to determine an appropriate course of action. Non- routine matters involve a variety of issues and may be proposed by an Issuer's Management or beneficial owners including the shareholders, members, partners, etc. These proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the company; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the company; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of incorporation applicable to the company.

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The  Firm  will  vote  against  management  if  the  Firm  finds  that,  for  a  particular security, management’s position on resolutions cannot consistently be supported, the Firm shall review the quality of management and the projected future of the corporation to determine whether the Firm should sell their interest in such company, or seek a change in management.

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Any attempt to influence the proxy voting process by issuers or others not identified in these policies and procedures should be promptly reported to the COO/CCO. Similarly,  any  Client’s  attempt  to  influence  proxy  voting  with  respect  to  other Clients’ securities should be promptly reported to the COO/CCO.

•

Proxies received after a Client terminates its advisory relationship with the Firm will not be voted.  The COO/CCO will promptly return such proxies to the sender, along with a statement indicating that the Firm’s advisory relationship with the Client has terminated, and that future proxies should not be sent to the Firm.

Recusal from Voting. The Firm will not neglect its proxy voting responsibilities, but the Firm may abstain from voting if it deems that abstinence is in its Clients’ best interests.  For example, the Firm may be unable to vote securities that have been lent by the custodian. In addition, any Employee who has a direct or indirect pecuniary interest in any issue presented for voting, or any relationship with the issuer, must so inform the COO/CCO and recuse him or herself from decisions on how proxies with respect to that issuer are voted.

Conflicts of Interest. Employees must notify the COO/CCO if they are aware of any material conflict of interest  associated  with  a  proxy  vote.  The COO/CCO will review all potential conflicts of interests and determine whether such potential conflict is material.  Where the COO/CCO determines there is a potential for a material conflict of interest regarding a proxy, the COO/CCO will consult with the portfolio managers and a determination will be made as to whether one or more of the following steps will be taken:  (i) inform Clients of the material conflict and the Firm’s voting decision; (ii) discuss the proxy vote with Clients; (iii) fully disclose the material facts regarding the conflict and seek the Clients’ consent to vote the proxy as  intended;  and/or  (iv)  seek  the  recommendations  of  an  independent  third  party. The COO/CCO will document the steps taken to evidence that the proxy vote or abstention was in the best interest of Clients and not the product of any material conflict.  Such documentation will be maintained in accordance with required recordkeeping procedures.

Records to be Maintained.  Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires the Firm to maintain certain books and records associated with its proxy voting policies and procedures. The COO/CCO will ensure that the Firm maintains the following records with respect to proxies:  (i) proxy statements received regarding Client securities; (ii) records of votes cast on behalf of a Client, including each security to which votes were cast, the number of shares voted and how they were voted on each issue; (iii) written records of requests by Clients for proxy voting information; (iv) written responses to any written or oral requests, and (v) any documents prepared by the Firm that were material to how a proxy was voted or that memorialized the basis for the voting decision.

Class Actions.  As a fiduciary, the Firm always seeks to act in Clients’ best interests with good faith, loyalty, and due care. The portfolio managers will determine whether Clients will (a) participate in a recovery achieved through class actions, or (b) opt out of the class action and separately pursue their own remedy.  The COO/CCO or his designee oversees the completion of Proof of Claim forms and any associated documentation, the submission of such documents to the claim administrator, and the receipt of any recovered monies.  The Firm will maintain documentation associated with Clients’ participation in class actions.

Employees must notify the COO/CCO if they are aware of any material conflict of interest associated with Clients’ participation in class actions.

The Firm generally does not serve as the lead plaintiff in class actions because the costs of such participation typically exceed any extra benefits that accrue to lead plaintiffs.

Disclosure of Policies and Procedures.  The COO/CCO will provide a summary of these policies and procedures in its Form ADV, Part 2 to be furnished to Investors.  The COO/CCO will further provide a copy of these policies and procedures to any Investors upon request.

Record of Votes Cast.  The COO/CCO or his designee creates a spreadsheet showing each security with respect to which votes were cast, the number of shares voted and how they were voted on each issue.  The spreadsheet is maintained and updated to show such information for each proxy received throughout the year.

For more information, please contact the Fund at (855) 268-2242.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE